EXHIBIT 99.1
Tower Group, Inc.
Schedule of Adjusted Financial Information
Consolidated Balance Sheets

	December 31,	March 31,	June 30,	September 30,	December 31,
($ in thousands)	2009	2010	2010	2010	2010

Assets
Investments — Tower
Available-for-sale investments, at fair value:
Fixed-maturity securities	$1,783,596	$1,833,499	$1,685,727	$2,189,524	$2,041,557
Equity securities	76,733	78,579	36,825	40,480	90,317
Short-term investments	36,500	6,699	—	26,902	1,560
Investments — Reciprocal Exchanges
Available-for-sale investments, at fair value:
Fixed-maturity securities	—	—	—	316,602	341,054

Total investments	1,896,829	1,918,777	1,722,552	2,573,508	2,474,488
Cash and cash equivalents	164,882	156,855	348,451	118,436	102,877
Investment income receivable	20,240	22,264	19,414	26,264	23,562
Premiums receivable	308,075	300,785	308,766	361,030	387,584
Reinsurance recoverable on paid losses	14,819	18,929	14,715	27,084	18,214
Reinsurance recoverable on unpaid losses	199,687	214,807	237,963	299,970	282,682
Prepaid reinsurance premiums	94,818	76,670	67,889	90,510	77,627
Deferred acquisition costs, net	126,689	124,096	128,939	164,713	164,123
Deferred income taxes	57,144	51,731	44,213	19,293	2,245
Intangible assets	53,350	52,018	50,686	114,808	123,820
Goodwill	244,690	243,748	243,748	249,404	250,103
Other assets	103,153	130,418	157,127	197,569	230,405

Total assets	$3,284,376	$3,311,098	$3,344,463	$4,242,589	$4,137,730

Liabilities
Loss and loss adjustment expenses	$1,131,989	$1,195,840	$1,188,375	$1,632,361	$1,610,421
Unearned premium	658,940	620,401	631,094	873,122	872,026
Reinsurance balances payable	89,080	46,273	48,661	57,176	35,037
Funds held under reinsurance agreements	13,737	60,242	69,269	78,358	93,153
Other liabilities	133,647	112,194	81,714	143,954	84,989
Debt	235,058	235,058	291,058	373,637	374,266

Total liabilities	2,262,451	2,270,008	2,310,171	3,158,608	3,069,892
Stockholders’ equity
Common stock	451	455	455	456	457
Treasury stock	(1,995)	(10,636)	(50,603)	(87,303)	(91,779)
Paid-in-capital	751,878	754,265	755,992	759,598	763,064
Accumulated other comprehensive income	34,554	50,031	58,843	87,560	48,883
Retained earnings	237,037	246,975	269,605	292,873	324,376

Tower Group, Inc. stockholders’ equity	1,021,925	1,041,090	1,034,292	1,053,184	1,045,001

Noncontrolling interests — Reciprocal Exchanges	—	—	—	30,797	22,837

Total stockholders’ equity	1,021,925	1,041,090	1,034,292	1,083,981	1,067,838

Total liabilities and stockholders’ equity	$3,284,376	$3,311,098	$3,344,463	$4,242,589	$4,137,730

Tower Group, Inc.
Schedule of Adjusted Financial Information
Consolidated Statements of Income

	Year ended	Three months ended				Year ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,
($ in thousands)	2009	2010	2010	2010	2010	2010

Revenues
Net premiums earned	$854,711	$268,046	$272,967	$378,779	$372,877	$1,292,669
Ceding commission revenue	43,937	10,188	8,453	10,916	8,511	38,068
Insurance services revenue	5,123	556	250	1,116	247	2,169
Policy billing fees	2,965	771	1,010	1,896	2,578	6,255
Net investment income	74,866	23,175	23,931	29,294	29,690	106,090
Net realized investment gains (losses):
Other-than-temporary impairments	(44,210)	(6,146)	(2,836)	(4,953)	(2,165)	(16,100)
Portion of loss recognized in other comprehensive income	20,722	3,215	2,505	4,400	1,789	11,909
Other net realized investment gains	24,989	3,671	5,497	2,270	6,236	17,674

Total net realized investment gains	1,501	740	5,166	1,717	5,860	13,483

Total revenues	983,103	303,476	311,777	423,718	419,763	1,458,734
Expenses
Loss and loss adjustment expenses	475,497	169,337	159,868	231,463	223,355	784,023
Direct and ceding commission expense	204,565	58,045	58,619	81,173	69,372	267,209
Other operating expenses	149,127	51,008	49,741	63,475	66,265	230,489
Acquisition-related transaction costs	14,038	857	393	148	971	2,369
Interest expense	18,122	4,881	5,214	6,192	8,307	24,594

Total expenses	861,349	284,128	273,835	382,451	368,270	1,308,684
Other income (expense)
Equity in income (loss) of unconsolidated affiliate	(777)	—	—	—	—	—
Gain on investment in acquired unconsolidated affiliate	7,388	—	—	—	—	—
Gain on bargain purchase	13,186	—	—	—	—	—
Other	—	(466)	—	—	—	(466)

Income before income taxes	141,551	18,882	37,942	41,267	51,493	149,584
Income tax expense	44,753	5,830	12,300	14,109	18,134	50,373

Net income	$96,798	$13,052	$25,642	$27,158	$33,359	$99,211
Add: Net loss attributable to Reciprocal Exchanges	—	—	—	(1,405)	(3,274)	(4,679)

Net income attributable to Tower Group, Inc.	$96,798	$13,052	$25,642	$28,563	$36,633	$103,890

Earnings per share attributable to Tower Group, Inc. stockholders:
Basic	$2.46	$0.29	$0.58	$0.67	$0.88	$2.39
Diluted	$2.45	$0.29	$0.58	$0.66	$0.88	$2.38

Weighted average common shares outstanding:
Basic	39,363	45,204	44,330	42,924	41,538	43,462
Diluted	39,581	45,406	44,515	43,098	41,715	43,648